UNITED STATES OF AMERICA
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549



                           FORM 8-K



        Current Report Pursuant to Section 13 or 15(d) of
                   The Securities Act of 1934



Date of Report (Date of earliest event reported)  July 14, 1997
(July 18, 1997)


                   COMTEC INTERNATIONAL, INC.
     (Exact name of registrant as specified in its charter)



     New Mexico                0-12116             75-2456757
     (State or other         (Commission          (IRS Employer
     jurisdiction            File Number)       Identification No.)
     of Incorporation)

             10555 E. Bethany Drive, Aurora, Co.         80014
          (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:   (303) 627-
8367



                 This Document consists of 4 pages

Item 4.  Changes in Registrant's Certifying Accountant

1. On July 14, 1997 the Board of Directors of ComTec International, Inc. ("the Company") accepted the resignation of Ehrhardt Keefe Steiner & Hottman, P.C., Certified Public Accountants ("EKS&H") as the Company's independent auditors, effective July 14, 1997 and appointed as its new certifying independent auditors, Hixson, Marin, Powell & DeSanctis, P.A., Certified Public Accountants. EKS&H's report on the Company's financial statements during the most recent reported fiscal year (year ended 6/30/96) and all subsequent interim periods preceding the date of hereof contained no adverse opinion or a disclaimer of opinions, and was not qualified as to uncertainty, audit scope or accounting principles except as follows:

     EKS&H's report on the Company's financial statements during the most recent reported fiscal year (year ended 6/30/96) contained the following paragraph:

     The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company has incurred losses from operations and has yet to begin its planned principal operations raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are discussed in Note 2 of the consolidated financial statement. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The report on the Company's financial statements for the fiscal year ended 6/30/95, prepared by the firm of Causey Demgen & Moore, Inc., contained no adverse opinion or a disclaimer of opinions, and was not qualified as to uncertainty, audit scope or accounting principles except as follows:

     Causey Demgen & Moore, Inc.'s report on the Company's financial statements during the fiscal year ended 6/30/95 contained the following paragraph:

     The accompanying consolidated financial statements have been prepared assuming that the Companies will continue as a going concern. As shown in the financial statements, the Companies have incurred substantial losses since inception and on a combined basis reflect a substantial deficit in working capital, which raises substantial doubt about the ability of the Companies to continue as a going concern. Management's plans in regard to these matters are discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


2. During the last two fiscal years and the subsequent interim period to the date hereof, there were no disagreements between the Company and EKS&H on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EKS&H would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

3. None of the "reportable events" described in Item 304(a)(1)(ii) of Regulation S-K occurred with respect to the Company within the past two fiscal years and the subsequent period to the date hereof.

4. Effective July 14, 1997 the Board of Directors engaged Hixson, Marin, Powell & DeSanctis, P.A., Certified Public Accountants, as its principal independent accountants. During the last two fiscal years and the subsequent interim period to the date hereof, Crown did not consult Hixson, Marin, Powell & DeSanctis, P.A. regarding any of the matters or events set forth in Item 304(a)(2)(i) and
(ii) of Regulation S-K.

5. The Company has requested Ehrhardt Keefe Steiner & Hottman, P.C. to furnish it with a letter addressed to the Securities and Exchange Commission stating whether Ehrhardt Keefe Steiner & Hottman, P.C., agrees with the statements contained in the first, second and third paragraphs above. A copy of the letter from Ehrhardt Keefe Steiner & Hottman, P.C., is filed as Exhibit 1 hereto.

Item 7:  Financial Statements and Exhibits

     (1.) letter from Ehrhardt Keefe Steiner & Hottman, P.C., to the Securities and Exchange Commission dated April 16th , 1997.


                           SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ComTec International, Inc.
                                              (Registrant)
Date:   July 17th , 1997
                    s/s Donald G. Mack
                    ________________________________________
                    Donald G. Mack - Authorized Officer
                    Treasurer, and President.

                                                  Ehrhardt
                                                  Keefe
                                           EKS&H  Steiner &
                                                  Hottman PC

                                                  Certified Public Accountants
                                                  and Consultants




Securities and Exchange Commission
450 5th Street N.W.
Washington D.C. 20549

Gentlemen:

We have read and agree with the comments in Item 4 of Form 8-K of Comtec International, Inc. dated July 17, 1997.




                                          s/Ehrhardt Keefe Steiner & Hottman PC

                                          Ehrhardt Keefe Steiner & Hottman PC
                                          Denver, Colorado
                                          July 17, 1997